UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2015

 (Exact name of registrant as specified in its charter)

Delaware	0-7928	11-2139466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 South Service Road, Suite 230
Melville, New York 11747

(Address of principal executive offices, including zip code)

(631) 962-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 22, 2015, Comtech Telecommunications Corp., a Delaware corporation (“Comtech”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TeleCommunication Systems, Inc., a Maryland corporation (“TCS”), and Typhoon Acquisition Corp., a Maryland corporation and wholly owned subsidiary of Comtech (“Merger Sub”), pursuant to which, among other things, on the terms and subject to the conditions of the Merger Agreement, Merger Sub will commence a tender offer (the “Offer”) for all of the outstanding shares of common stock of TCS, par value $0.01 per share (the “TCS Shares”), at a purchase price of $5.00 per TCS Share, net to the holder thereof in cash, subject to reduction for any applicable withholding taxes (the “Offer Price”). Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into TCS, with TCS surviving as a wholly owned subsidiary of Comtech, pursuant to the procedure provided for under Section 3-106.1 of the Maryland General Corporation Law without any stockholder approvals (the “Merger”). At the effective time of the Merger (the “Effective Time”), each outstanding TCS Share, other than any shares owned by Comtech, Merger Sub or any subsidiary of Comtech, Merger Sub or TCS immediately prior to the Effective Time, will be automatically converted into the right to receive an amount in cash equal to the Offer Price, without interest. The Comtech Board of Directors has, by unanimous vote, approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, any options to purchase TCS Shares outstanding immediately prior to the Effective Time, by virtue of the Merger, will be cancelled and converted into the right to receive an amount in cash, if any, without interest and less the amount of any withholding taxes, equal to the product of (A) the number of TCS Shares underlying such option and (B) an amount equal to (x) the Offer Price less (y) the per share exercise price of such option. In addition, on the terms and subject to the conditions set forth in the Merger Agreement, each TCS Share that is subject to forfeiture or other restrictions outstanding immediately prior to the Effective Time, by virtue of the Merger, will be cancelled and converted into the right to receive an amount in cash, without interest and less the amount of any withholding taxes, equal to the product of (A) the number of TCS Shares underlying such restricted share and (B) the Offer Price; provided that any payments in respect of such restricted shares to which a former holder thereof may be eligible to receive will be earned subject to the same vesting schedule and other vesting terms and conditions which applied to such restricted shares prior to the Effective Time, and such payment shall become payable on the date or dates that such restricted shares would have become vested under the vesting schedule in place immediately prior to the Effective Time.

Merger Sub’s obligation to purchase TCS Shares validly tendered and not withdrawn pursuant to the Offer is subject to the satisfaction or waiver of various closing conditions, including (i) the expiration or termination of any waiting period (and extensions thereof) applicable to the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) that the number of TCS Shares validly tendered and not withdrawn in accordance with the terms of the Offer, together with TCS Shares then owned by Comtech, Merger Sub and their respective subsidiaries, represents at least a majority by vote of all then outstanding TCS Shares (not including TCS Shares tendered pursuant to guaranteed delivery procedures unless and until such TCS Shares have actually been delivered in accordance with the terms of the Offer), (iii) the absence of any law or order by any governmental authority that would prohibit, declare unlawful, enjoin or otherwise prevent the consummation of the Offer or the Merger or any of the transactions contemplated by the Merger Agreement, (iv) the accuracy of the representations and warranties of TCS contained in the Merger Agreement (subject to certain materiality standards), including the absence of any material adverse effect on TCS, (v) TCS’s material compliance with its covenants contained in the Merger Agreement and (vi) other customary conditions. The closing of the Merger is not subject to any financing condition.

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants obligating TCS to continue to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the closing and obligating Comtech and TCS to use reasonable best efforts to obtain required government approvals.

The Merger Agreement also includes covenants requiring TCS not to solicit, or enter into discussions with third parties relating to, alternative business combination transactions during the period between the execution of the Merger Agreement and the Effective Time, subject to fulfillment of certain fiduciary requirements of the TCS Board of Directors (the “TCS Board”) and, subject to certain exceptions, not to withhold, withdraw, amend, modify or qualify in a manner adverse to Comtech the recommendation of the TCS Board that TCS stockholders tender their TCS Shares to Merger Sub pursuant to the Offer.

The Merger Agreement contains certain termination rights, including the right of either party to terminate the Merger Agreement if the Offer is not consummated on or before March 22, 2016, the right of TCS to terminate the Merger Agreement to accept a superior proposal for an alternative business combination (so long as TCS complies with certain notice and other requirements under the Merger Agreement) and the right of Comtech to terminate due to a change of recommendation by the TCS Board. Upon termination of the Merger Agreement by TCS or Comtech upon specified conditions, a termination fee of $10,200,000 may be payable by TCS to Comtech.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement and the above description thereof have been included to provide investors and stockholders with information regarding the terms of the agreement. They are not intended to provide any other factual information about TCS or Comtech or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in TCS’s or Comtech’s public disclosures. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about TCS or Comtech and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (the “SEC”).

Commitment Letter

In connection with the Merger Agreement, on November 22, 2015, Comtech entered into a commitment letter (the “Commitment Letter”) with Citibank, N.A. and its affiliates (the “Commitment Parties”), pursuant to which, among other things, the Commitment Parties have committed to provide Comtech with a loan facility in the amount of up to $400,000,000 to finance, in part, the acquisition of TCS (the “Financing”). The Commitment Parties’ commitment to provide the Financing is subject to various conditions, including (i) consummation of the Merger in accordance with the Merger Agreement, (ii) the negotiation and execution of definitive documentation consistent with the Commitment Letter, (iii) delivery of certain audited, unaudited and pro forma financial statements, (iv) the absence of a material adverse effect on TCS, (v) the accuracy of specified representations and warranties of TCS in the Merger Agreement and specified representations and warranties of Comtech to be set forth in the definitive loan documents, and (vi) other customary closing conditions.

The foregoing description of the Commitment Letter is not complete and is qualified in its entirety by reference to the Commitment Letter, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Tender and Support Agreements

Concurrently with the execution of the Merger Agreement, Maurice B. Tosé, the Chairman, Chief Executive Officer and President of TCS, and Jon B. Kutler, a director of TCS, each entered into a tender and support agreement with

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Comtech and Merger Sub (the “Support Agreements”), pursuant to which each of them has agreed, among other things, to tender his TCS Shares pursuant to the Offer. The Support Agreements will terminate upon the earliest to occur of (i) the Effective Time, (ii) the date that the Merger Agreement is terminated in accordance with its terms, (iii) a change of recommendation of the TCS Board by majority vote (without counting the vote of the stockholder that is party to the applicable Support Agreement), (iv) the mutual written consent of all the parties to the applicable Support Agreement and (v) the date that is 18 months following the date of the Support Agreements.

The foregoing description of the Support Agreements is not complete and is qualified in its entirety by reference to the Support Agreements, copies of which are attached to this report as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Additional Information About the Offer

The Offer described herein has not yet commenced.  The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of TCS.  At the time the Offer is commenced, Comtech and Merger Sub intend to file with the SEC a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the Offer, and TCS intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer.  Comtech, Merger Sub and TCS intend to mail these documents to the stockholders of TCS.  THESE DOCUMENTS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND TCS STOCKHOLDERS ARE URGED TO READ THEM CAREFULLY WHEN THEY BECOME AVAILABLE.  Stockholders of TCS will be able to obtain a free copy of these documents (when they become available) and other documents filed by TCS, Comtech or Merger Sub with the SEC at the website maintained by the SEC at www.sec.gov. Stockholders will be able to obtain a free copy of these documents (when they become available) from the information agent named in the offer to purchase, or from Comtech by directing a written request to: Comtech Telecommunications Corp., 68 South Service Road, Suite 230, Melville, New York 11747, Attention: Investor Relations.

Cautionary Statement Regarding Forward-Looking Statements

Certain information in this report contains forward-looking statements regarding Comtech, including but not limited to, information relating to Comtech’s future performance and financial condition, plans and objectives of Comtech’s management and Comtech’s assumptions regarding such future performance, financial condition, plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under Comtech’s control which may cause actual results, future performance and financial condition, and achievement of plans and objectives of Comtech’s management to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include, among other things: the risk that the acquisition of TCS may not be consummated for reasons including that the conditions precedent to the completion of the acquisition may not be satisfied or the occurrence of any event, change or circumstance that could give rise to the termination of the Merger Agreement; the possibility that the expected synergies from the proposed Merger will not be realized, or will not be realized within the anticipated time period; the risk that Comtech’s and TCS’s businesses will not be integrated successfully; the risk that requisite regulatory approvals will not be obtained; the possibility of disruption from the Merger making it more difficult to maintain business and operational relationships or retain key personnel; any actions taken by either of the companies, including but not limited to, restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions); the timing of receipt of, and Comtech’s performance on, new orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales, rapid technological change, evolving industry standards, frequent new product announcements and enhancements, changing customer demands, and changes in prevailing economic and political conditions; risks associated with Comtech’s legal proceedings and other matters; risks associated with Comtech’s obligations under its revolving credit facility; and other factors described in Comtech’s and TCS’s filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

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Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 22, 2015, among Comtech Telecommunications Corp., Typhoon Acquisition Corp. and TeleCommunication Systems, Inc.*

10.1	Commitment Letter, dated as of November 22, 2015, between Comtech Telecommunications Corp. and Citibank, N.A. and its affiliates.

99.1	Tender and Support Agreement, dated as of November 22, 2015, among Comtech Telecommunications Corp., Typhoon Acquisition Corp. and Maurice B. Tosé.
99.2	Tender and Support Agreement, dated as of November 22, 2015, among Comtech Telecommunications Corp., Typhoon Acquisition Corp. and Jon B. Kutler.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Comtech hereby agrees to furnish supplementally a copy of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Date: November 23, 2015	By:	/s/ Michael D. Porcelain
Name: Michael D. Porcelain
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 22, 2015, among Comtech Telecommunications Corp., Typhoon Acquisition Corp. and TeleCommunication Systems, Inc.*

10.1	Commitment Letter, dated as of November 22, 2015, among Comtech Telecommunications Corp. and Citibank, N.A. and its affiliates.
99.1 99.2

Tender and Support Agreement, dated as of November 22, 2015, among Comtech Telecommunications Corp., Typhoon Acquisition Corp. and Maurice B. Tosé.

Tender and Support Agreement, dated as of November 22, 2015, among Comtech Telecommunications Corp., Typhoon Acquisition Corp. and Jon B. Kutler.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Comtech hereby agrees to furnish supplementally a copy of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.